Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 1

Dated as of November 17, 2021

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of January 22, 2021

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 17, 2021 by and among NetApp, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement, dated as of January 22, 2021, by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.
Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows (the Credit Agreement as so amended, the “Amended Credit Agreement”):
a.
Section 1.01 of the Credit Agreement is hereby amended to insert the following definition therein in the appropriate alphabetical order as follows:

“Amendment No. 1 Effective Date” means November 17, 2021.

b.
Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Agreed Currencies” appearing therein in its entirety as follows:

“Agreed Currencies” means (i) Dollars, (ii) euro, (iii) Canadian Dollars, (iv) Australian Dollars, (v) Singapore Dollars and (vi) any other currency (x) that is a lawful currency (other than Dollars) that is readily available, not restricted and freely transferable and convertible into Dollars and (y) that is agreed to by the Administrative Agent and each of the Lenders. For the avoidance of doubt, it is understood and agreed that on and after the Amendment No. 1 Effective Date, the only Agreed Currencies under this Agreement shall be Dollars, euro, Canadian Dollars, Australian Dollars and Singapore Dollars (notwithstanding any references in this Agreement to any other currency) and no additional currency shall be included as an Agreed Currency until such currency is requested by the Borrower and approved by the Administrative Agent and each of the Lenders pursuant to an amendment to this Agreement mutually satisfactory to the Borrower, the Administrative Agent and each of the Lenders.

c.
The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “one, two (if available), three or six months thereafter” appearing therein with a reference to “one, three or six months thereafter”.
2.
Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
a.
the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent; and
b.
the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced at least one (1) Business Day prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Amendment.
3.
Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
a.
This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
b.
As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Amended Credit Agreement (other than the representations and warranties contained in Section 3.04(b) and Section 3.06(a) of the Credit Agreement) are true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect are true and correct in all respects), except to the extent such representation and warranty specifically refers to an earlier date, in which case it is true and correct in all material respects (except that any representation and warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects) as of such earlier date.
4.
Reference to and Effect on the Credit Agreement.
a.
Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
b.
Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.
c.
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Amended Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
d.
This Amendment is a Loan Document under (and as defined in) the Amended Credit Agreement.
5.
Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.
Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

NETAPP, INC.,
as the Borrower

By:	/s/ Michael J. Berry
Name:	Michael J. Berry
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

NetApp, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Zachary Quan
Name:	Zachary Quan
Title:	Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

NetApp, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Brandon Bolio
Name:	Brandon Bolio
Title:	Director

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

NetApp, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sid Khanolkar
Name:	Sid Khanolkar
Title:	Director

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

NetApp, Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Carmen Kelleher
Name:	Carmen Kelleher
Title:	Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

NetApp, Inc.

MUFG BANK, LTD.,
as a Lender

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

NetApp, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

NetApp, Inc.

BNP PARIBAS,
as a Lender

By:	/s/ George Ko
Name:	George Ko
Title:	Director

By:	/s/ Gregory R. Paul
Name:	Gregory R. Paul
Title:	Managing Director, SF Branch Manager

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement

NetApp, Inc.